SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FMS Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]  No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                           [FMS FINANCIAL LETTERHEAD]








March 21, 2003

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of FMS Financial Corporation, (the "Corporation"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Riverton Country Club, Riverton, New Jersey, on Thursday, April 24, 2003, at 10:00 a.m. Coffee and other refreshments will begin at 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Corporation and Directors and Officers will be present to respond to any questions stockholders may have.

         In addition to the election of directors, you will be asked to ratify the appointment of PricewaterhouseCoopers LLP, as the Corporation's auditors for the 2003 fiscal year. The Board of Directors has unanimously approved each of these proposals and recommends that you vote "FOR" them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                          Sincerely,
                                          FMS Financial Corporation



                                          /s/Craig W. Yates
                                          -----------------
                                          Craig W. Yates
                                          President

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2003
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FMS Financial Corporation (the "Corporation"), will be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 24, 2003, at 10:00 a.m. for the following purposes:

          1.   To elect three directors; and

          2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Corporation for the 2003 fiscal year;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 3, 2003 are the stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/Thomas M. Topley
                                      -------------------
                                      THOMAS M. TOPLEY
                                      Secretary
Burlington, New Jersey
March 21, 2003


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of FMS Financial Corporation (the "Corporation") on or about March 21, 2003 in connection with the solicitation by the Corporation's Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 24, 2003 at 10:00 a.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent accountants), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Corporation written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.


--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 3, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting (the "Record Date"). On the Record Date, there were 6,463,811 shares of the Corporation common stock outstanding (the "Common Stock"). Each stockholder of record on the Record Date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent accountants as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non- Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.
                                                                   Percent of
                                                                   Shares of
Name and Address                         Amount and Nature        Common Stock
of Beneficial Owner                   of Beneficial Ownership    Outstanding(%)
-------------------                   -----------------------    --------------

Craig W. Yates                             1,321,598(1)(2)            20.45
227 Cliff Avenue
Edgewater Park, New Jersey  08010

Frances E. Yates                             596,700(3)                9.23
Edward Arthur Ackerman
11 Norumbega Drive
Camden, Maine  04843

Roy D. Yates                               1,073,435(4)               16.61
26 Navajo Road
E. Brunswick, NJ 08816

All Executive Officers and Directors       2,688,945(5)               41.60
as a Group (13 persons)

---------------------------
(footnotes on next page)

--------------------------
(1) Frances E. Yates is the sister of Craig W. Yates. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(2) Includes 32,300 shares held by the estate of a child and 32,300 shares held as custodian for a child. Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(3) The information as to Frances E. Yates and Edward Arthur Akerman (the "Reporting Persons") is derived from a Schedule 13D, dated March 1, 2000. The Schedule 13D states that Frances E. Yates has sole voting and dispositive power with respect to 388,500 shares. Edward Arthur Akerman has sole voting and dispositive power with respect to 60,000 shares. The Reporting Persons have shared voting and dispositive power with respect to 148,200 shares. Mr. Akerman disclaims beneficial ownership of any shares other than the 60,000 shares he owns.
(4) Roy D. Yates is the nephew of Craig W. Yates. Includes 846,079 shares held as Co-Executor of Estate of Charles B. Yates and 31,356 shares held by minor children of Mr. Roy D. Yates.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 39,000 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1989 stock option plan. See "Proposal I - Election of Directors."


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act, requires the Corporation's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Corporation with the Securities and Exchange Commission and to furnish the Corporation with copies of such reports. To the best of the Corporation's knowledge, all of the filings by the Corporation's directors and executive officers were made on a timely basis during the 2002 fiscal year. Other than as disclosed in Principal Holders, the Corporation is not aware of any other beneficial owners, as defined in the Exchange Act Regulations, of more then ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year term, with approximately one-third of the directors elected each year. The Board of Directors currently consists of ten members, each of whom also serves as a director of Farmers and Mechanics Bank (the "Bank"). Three directors will be elected at the Meeting, to serve for a three-year term or until his or her successor has been elected and qualified.

         Vincent R. Farias, James C. Lignana and Wayne H. Page (the "Nominees") have been nominated by the Board of Directors for a term of three years. The Nominees currently serve as directors of the Corporation.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Corporation at the Meeting and each other director of the Corporation who will continue to serve as a director after the Meeting. Beneficial ownership of executive officers and directors of the Corporation, as a group, is set forth under the caption "Principal Holders."




                                                                                      Shares of Common
                                                                                     Stock Beneficially
                                   Age at           Year First         Current           Owned as of
                                December 31,        Elected or         Term to             March 3,         Percent of
Name                                2002             Appointed         Expire              2003(1)           Class (%)
----                               ------            ---------         ------             ---------          ---------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006

Vincent R. Farias                    56                1996             2003                4,525             -- (5)
James C. Lignana                     60                1986             2003               96,500              1.49%
Wayne H. Page                        80                1954             2003               42,588             -- (5)

                         DIRECTORS CONTINUING IN OFFICE

Roy D. Yates (2)                     40                2000             2004            1,073,435             16.61%
George J. Barber                     81                1973             2004               20,917             -- (5)
Dominic W. Flamini                   64                1986             2004                1,100             -- (5)
Edward J. Staats, Jr.                58                1996             2005               30,000             -- (5)
Mary Wells                           60                1998             2005                  610             -- (5)
Craig W. Yates                       60                1990             2005            1,321,598(3)          20.45%
Joseph W. Clarke, Jr.                65                2001             2005                  200             -- (5)

                  NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

James E. Igo                         46                                                    37,248(4)          -- (5)
Senior Vice President
and Senior Lending
Officer
Thomas M. Topley                     42                                                    26,056(4)          -- (5)
Senior Vice President
of Operations and
Corporate Secretary

----------------------------

(1) Except as otherwise noted below, includes certain stock owned by businesses in which the director is an officer or major stockholder or by spouses, or immediate family members, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated.
(2) Roy D. Yates is the nephew of Craig W. Yates. Includes 846,079 shares held as Co-Executor of Estate of Charles B. Yates.
(3) Includes 16,892 shares allocated to individual's account under the ESOP. Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(4) Includes options to acquire 5,000 shares that may be exercised within 60 days of the record date for each of Mr. Igo and Mr. Topley.
(5)  Less than 1% of Common Stock outstanding.

Biographical Information

         The   principal   occupation  of  each  director  and  nominee  of  the
Corporation for the last five years is set forth below.

         Vincent R. Farias is the President and owner of Farias Surf and Sport, a retail/rental establishment located in Edgewater Park, New Jersey with facilities in several New Jersey coastal towns. Mr. Farias is a member of the Burlington County Board of Freeholders.

         James C. Lignana is Senior Vice President of the Allied Beverage Group LLC, a wholesale wine and spirits dealer with offices located in Carlstad and Mount Laurel, New Jersey. He has been a director of the Bank since 1986 and was elected to the Corporation's Board in June 1990.

         Wayne H. Page serves as Vice Chairman of the Board. Mr. Page is the former owner of Page Funeral Home, Burlington, New Jersey, which he sold upon his retirement in 1986.

         Edward J. Staats, Jr. serves as Chairman of the Board. Mr. Staats is the President of Staats Construction Co., Incorporated, a construction Corporation located in Edgewater Park, New Jersey. Mr. Staats is superintendent for Bridges of Burlington County.

         Mary Wells is the President and Chief Executive Officer of Family Service of Burlington County.

         Craig W. Yates serves as President and Chief Executive Officer of the Corporation and the Bank. He became a director of the Bank in January 1990, a director of the Corporation in April 1990 and President of the Corporation and the Bank on December 31, 1990. In his capacity as President, Mr. Yates is responsible for the operations of the Corporation pursuant to the policies and procedures adopted by the Board of Directors.

         Joseph W. Clarke, Jr. is an attorney with Clarke Law Offices, PA located in Haddonfield, New Jersey.

         Roy D. Yates is a Professor of Electrical and Computer Engineering at Rutgers University in Piscataway, New Jersey.

         George J. Barber serves as a director of the Corporation. Previously, he was Chairman of the Board of the Corporation and was President of the Bank from 1973 until his retirement in 1986.

         Dominic W. Flamini is the President and owner of First U.S. Corporation, a real estate development and property management Corporation located in Haddon Heights, New Jersey. Mr. Flamini is a residential and commercial mortgage consultant for the Mortgage Group.

Meetings and Committees of the Board of Directors

         The Corporation is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 2002, the Board of Directors held 12 meetings. Other than Mr. Lignana, no director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

         The Corporation's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. In order for nominations by stockholders to be voted upon at an annual meeting, the nomination(s) must be in writing and delivered to the secretary of the Corporation at least 30 days nor more than 60 days prior to the date of the annual meeting. However, if less than 31 days notice of the meeting is given to stockholders, such written notice shall be delivered or mailed to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Notice to the Corporation of such nominations must include certain information required pursuant to the Certificate of Incorporation. If the Nominating Committee fails or refuses to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote at the annual meeting. The Nominating Committee, which is not a standing committee, met once during the year ended December 31, 2002.

         The Compensation Committee, currently composed of Directors Staats, Wells, Farias, Lignana, Page, Flamini, Barber, Clarke and Roy D. Yates meets at least annually to review and recommend salary increases and/or salary adjustments. The Compensation Committee met once during the year ended December 31, 2002.

         The Audit Committee currently consists of Directors Staats, Wells, Farias, Lignana, Page, Flamini, Barber, Clarke and Roy D. Yates, who have been determined to be independent in accordance with the requirements of the Nasdaq Stock Market, and the Corporation's compliance and internal audit firm.

         The Audit Committee is responsible for recommending the appointment of the Corporation's independent accountants and meeting with such accountants with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Corporation with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Corporation as may be directed by the Board of Directors. The Audit Committee met four times during the year ended December 31, 2002.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee.

Report of the Audit Committee

         For the fiscal year ended December 31, 2002, the Audit Committee (i) reviewed and discussed the Corporation's audited financial statements with management, (ii) discussed with PricewaterhouseCoopers LLP all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from PricewaterhouseCoopers LLP disclosures regarding PricewaterhouseCoopers LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Audit Committee:
                  Edward J. Staats
                  Vincent R. Farias
                  James C. Lignana
                  Wayne H. Page
                  George J. Barber
                  Dominic W. Flamini
                  Mary Wells
                  Roy D. Yates
                  Joseph W. Clarke, Jr.

Principal Accounting Firm Fees

         Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $102,900.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

         All Other Fees. There were no fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2002.

         The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.


--------------------------------------------------------------------------------
                  DIRECTORS AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         For 2002, Directors received $12,000 for serving as Directors of the Corporation and the Bank. The President does not receive director fees or fees for attendance at Board or committee meetings. The Chairman of the Board received $6,000 in addition to directors fees for serving as Chairman for fiscal year ended December 31, 2002. Total fees paid to directors for the fiscal year ended December 31, 2002 were $114,000.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded to the chief executive officer and other named executive officers who served in such capacity during such period and received total cash compensation in excess of $100,000 for each of the three years ended December 31, 2002.



                                             Annual Compensation           All Other
                                             -------------------
Name and Principal Position        Year    Salary ($)     Bonus ($)     Compensation ($)
---------------------------        ----    ----------     ---------     ----------------

Craig W. Yates                     2002     205,000        10,000          76(1)
President and CEO                  2001     207,068        10,250          99
                                   2000     204,392        10,244         201

James E. Igo                       2002      94,904        15,000       5,099(2)
Senior Vice President and Senior   2001      90,438        10,000          66
Lending Officer                    2000      82,462         5,000         117

Thomas M. Topley                   2002      94,904        10,000       2,596(3)
Senior Vice President of           2001      90,129         9,900          66
Operations and Corporate           2000      82,023         5,000         116
Secretary

----------------------
(1) Includes the value of 60 shares of Common Stock allocated under the ESOP. At December 31, 2002, such shares had a market value of $804.
(2) Includes $5,059 paid for unused vacation and the $40 value of 31 shares of Common Stock allocated under the ESOP. At December 31, 2002, such shares had a market value of $411.
(3) Includes $2,558 paid for unused vacation and the $38 value of 29 shares of Common Stock allocated under the ESOP. At December 31, 2002, such shares had a market value of $392.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

---------------------------------------------------------------------------------------------------------
                                                    Number of Securities
                                                   Underlying Unexercised         Value of Unexercised
                        Shares                          Options/SARs           in-the-Money Options/SARs
                      Acquired on      Value         at Fiscal Year-End            at Fiscal Year-End
                       Exercise      Realized                (#)                          ($)
           Name           (#)           ($)       Exercisable/Unexercisable    Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------
James E. Igo (1)          --         $  --              5,000 / --                  $17,100 / $ --
Thomas M. Topley (1)      --         $  --              5,000 / --                  $17,100 / $ --

---------------------


(1) Based upon an exercise price of $10.00 per share and the closing market price of $13.42 as of December 31, 2002.

Compensation Committee, Interlocks and Insider Participation

         The Corporation's Compensation Committee serves as the Compensation Committee for executive officers of the Corporation and the Bank. George J. Barber, a director and member of the Compensation Committee, served as President of the Bank from 1973 until his retirement in 1986. Joseph W. Clarke, Jr., a director and member of the Compensation Committee, is an attorney with Clarke Law Offices. During the fiscal year ended December 31, 2002, the Company retained Mr. Clarke's law firm to perform legal services for the Bank, including real estate and foreclosure activities. The Company believes that the transactions with the Clarke law office are on terms substantially the same, or at least as favorable to the Company, as those that would be provided by a non-affiliate.

         No member of the Committee is, or was during 2002, an executive officer of another Corporation whose board of directors has a comparable committee on which one of the Corporation's executive officers serves. None of the executive officers of the Corporation is, or was during 2002, a member of a comparable compensation committee of a Corporation of which any of the directors of the Corporation is an executive officer.

Report of the Compensation Committee on Executive Compensation

         The Corporation's executive officers consist of Craig W. Yates (President and Chief Executive Officer), Channing L. Smith (Vice President and Chief Financial Officer), James E. Igo (Senior Vice President and Senior Lending Officer) and Thomas M. Topley (Senior Vice President of Operations and Corporate Secretary). The Compensation Committee of the Corporation determines the compensation of the executive officers. This committee meets at the end of each year to determine the level of any salary increase to take effect as of the beginning of the following year. The committee also approves any perquisites payable to these executive officers. All of the directors, except Craig W. Yates, serve on the Compensation Committee.

         The committee determines the level of salary increase, if any, to take effect on January 1, of the following year after reviewing various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Corporation's market area. Although the committee did not set compensation levels for executive officers based on whether particular financial goals had been achieved by the Corporation, the committee did consider the overall profitability of the Corporation when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Corporation over the past year are also evaluated.

         The committee believes that the Corporation's performance in any short term period may vary greatly depending on general economic trends and market forces beyond the reasonable ability of any person or institution to predict or foresee. The committee does not, therefore, attempt to follow any strict relationship between the immediate performance of the Bank and the Chief Executive Officer's and other officers' compensation.

         Compensation Committee:

                  James C. Lignana
                  Dominic W. Flamini
                  George J. Barber
                  Wayne H. Page
                  Edward Staats
                  Vincent R. Farias
                  Mary Wells
                  Roy D. Yates
                  Joseph W. Clarke, Jr.

Stock Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock of the Corporation with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on December 31, 1997 and the reinvestment of dividends when paid. The graph provides comparisons at the end of the fiscal years of the Corporation.

         There can be no assurance that the Corporation's stock performance will continue into the future with the same or similar trends depicted in the graph below. The Corporation will not make nor endorse any predictions as to future stock performance.

                               [GRAPHIC OMITTED]


==========================================================================================
                         12/31/97    12/31/98    12/31/99    12/31/00   12/31/01  12/31/02
------------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index     $100        $141        $261        $157       $125      $ 86
CRSP Nasdaq Bank Index      100          99          96         109        118       121
FMS Financial               100          80          84          80         81       124
==========================================================================================

Benefits

         Retirement Plans. The Corporation, through the Bank, sponsors a non-contributory pension plan (the "Pension Plan") for all full-time employees who have completed one year of service and have attained the age of 21. The Pension Plan is a defined benefit plan which provides for monthly payments to, or on behalf of, each covered employee, based upon the employee's average monthly earnings for the participant's three highest consecutive years ("average compensation"). Benefits are payable at the employee's Normal Retirement Date. Benefits are reduced for participants who have less than 35 years of service at their Normal Retirement Date. The amount of a participant's monthly normal retirement benefit is equal to 65% of the participant's average monthly compensation plus 22.5% of such monthly earnings in excess of his level of Social Security covered compensation. Under the Pension Plan, the Bank makes annual contributions to fund the benefits computed on an actuarial basis. The total pension contribution for the fiscal year ended December 31, 2002 was $699,478. Participants' benefits become 100% vested upon the completion of five years of service with the Corporation. As of December 31, 2002, Craig W. Yates, James E. Igo and Thomas M. Topley each had 12 years of service credited under the Pension Plan.

         The following table illustrates the annual pension benefits (assuming normal retirement during 2002) at age 65 under the Pension Plan at various levels of compensation and years of service. Such amounts are in addition to benefits payable under Social Security. For 2002, the maximum benefit payable under the Pension Plan was $160,000.


                                             Benefits Based on 35 Year Service Requirement
                                                   and Normal Retirement During 2002
                ---------------------------------------------------------------------------------------------------

Final Average                                 Years of Service at Normal Retirement Date
                ---------------------------------------------------------------------------------------------------
Compensation         5             10             15             20             25             30            35
------------    ----------     ---------      ----------    -----------     ----------    -----------    ----------

 $ 50,000        $4,996         $9,993        $14,989        $19,986        $24,982        $29,979        $34,975
   75,000         8,121         16,243         24,364         32,486         40,607         48,729         56,850
  100,000        11,246         22,493         33,739         44,986         56,232         67,479         78,725
  125,000        14,371         28,743         43,114         57,486         71,857         86,229        100,600
  150,000        17,496         34,993         52,489         69,986         87,482        104,979        122,475
  175,000        20,621         41,243         61,864         82,486        103,107        123,729        144,350
  200,000        23,746         47,493         71,239         94,986        118,732        142,479        160,000


Certain Relationships and Related Transactions

         The  Bank,  like  many  financial  institutions,  grants  loans  to its officers and directors. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Corporation. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. The Bank maintains a benefits program whereby mortgage loans are offered to all employees and directors at a discount of the then-prevailing rate at the time of grant. This rate is only available during the term of the employee's employment or the director's board membership. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan is granted. All other loans to insiders have been made in the ordinary course of business, and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features.

         Set forth below is certain information relating to loans made on preferential terms to executive officers and directors of the Corporation and its subsidiaries whose total aggregate loan balances exceeded $60,000 at any time during the year ended December 31, 2002.

                                                                               Highest                               Prevailing
                                                                                Unpaid                                 Market
                                                                               Balance     Balance       Interest     Interest
                                                  Date        Original Loan      Since        at           Rate     Rate at Date
Name and Position          Loan Type           Originated        Amount        12/31/01    12/31/02       Paid %    Originated (%)
-----------------          ---------           ----------       --------       --------    --------      -------    --------------

Dominic W. Flamini         First Mortgage on
Director                   primary residence     11/01/02        445,000      445,000      445,000       5.625         6.625

George J. Barber           First mortgage on
Director                   primary residence     01/27/88        257,000      206,670      200,146       5.875         7.125

James E. Igo               (a) First mortgage
Senior Vice President      on primary            11/14/91        120,000      102,308       96,701       5.125         6.125
and Senior Lending         residence
Officer
                           (b) Equity Reserve    11/09/01         75,000       62,419       62,419       3.250         4.250

Channing L. Smith          (a) First mortgage
Vice President and         on primary            08/09/02        120,000      120,000      119,595       5.375         6.375
Chief Financial Officer    residence
                           (b) Equity Reserve    02/23/95         31,000            0            0       3.250         4.250

Thomas M. Topley           (a) Equity Reserve    03/08/02        125,000      123,612      123,612       3.250         4.250
Senior Vice President of
Operations and
Corporate Secretary


--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP was the Corporation's independent accountant for the 2002 fiscal year. The Board of Directors has appointed PricewaterhouseCoopers LLP to be its auditors for the fiscal year ending December 31, 2003, subject to ratification by the Corporation's stockholders. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Corporation at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's auditors for the 2003 fiscal year.


--------------------------------------------------------------------------------
                    2003 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Corporation's proxy statement for the annual meeting of stockholders to be held in 2004, all stockholder proposals must be submitted to the Secretary of the Corporation at its offices at 3 Sunset Road, P.O. Box 397, Burlington, New Jersey 08016, on or before
                                       12

November 22, 2003. Under the Certificate of Incorporation, stockholder proposals not included in the Corporation's 2003 proxy statement, in order to be considered for possible action by stockholders at the 2004 annual meeting of stockholders, must be submitted to the Secretary of the Corporation, at the address set forth above by March 25, 2004. In addition, stockholder proposals must meet other applicable criteria set forth in the Certificate of Incorporation of the Corporation in order to be considered at the 2004 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by facsimile or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE (EXCLUDING EXHIBITS) TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FMS FINANCIAL CORPORATION, 3 SUNSET ROAD, BURLINGTON, NEW JERSEY 08016.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        /s/Thomas M. Topley
                                        -------------------
                                        THOMAS M. TOPLEY
                                        Secretary


Burlington, New Jersey
March 21, 2003

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of the Corporation, or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of FMS Financial Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Riverton Country Club, Riverton, New Jersey, on Thursday, April, 24, 2003, at 10:00 a.m., and at any and all adjournments thereof, as follows:

                                                        VOTE           VOTE
                                                        FOR          WITHHELD
                                                       -----         --------

1.       To elect as directors all nominees
         listed below for three-year terms
         (except as marked to the contrary):            |_|             |_|

         Vincent R. Farias
         James C. Lignana
         Wayne H. Page

         INSTRUCTIONS: To withhold your vote for any individual  nominee, insert
         -------------
         that nominee's name on the line provided below.

--------------------------------------------------------------------------------

                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------

2.       To ratify the appointment of
         PricewaterhouseCoopers LLP as auditors for
         the Corporation for the 2003 fiscal year.     |_|     |_|        |_|


In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF EXECUTED, WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE
PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement dated March 21, 2003, and a 2002 Annual Report.

         Please sign exactly as your name appears on the envelope in which this Proxy Card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please check box if you are planning to attend Meeting  |_|

NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.


                                      ---------------------------------
                                      PRINT NAME OF STOCKHOLDER



                                      ---------------------------------
                                      SIGNATURE OF STOCKHOLDER



                                      ---------------------------------
                                      PRINT NAME OF STOCKHOLDER


                                      ---------------------------------
                                      SIGNATURE OF STOCKHOLDER



                                      Date:
                                            ----------------------------



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------